As filed with the Securities and Exchange Commission on April 26, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 26, 2017
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 26, 2017, Bank of America Corporation (the “Corporation”) held its 2017 Annual Meeting of Stockholders.

(b) The Corporation’s stockholders elected all of the nominees for director; approved the advisory vote on executive compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2017. The Corporation’s stockholders did not approve the stockholder proposals listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1 to 5 Preferred Stock voted together as a class.

1. Election of Directors:

	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Sharon L. Allen	7,057,281,252	50,591,213	39,478,819	1,522,769,613
Susan S. Bies	7,055,751,956	52,300,617	39,288,223	1,522,769,613
Jack O. Bovender, Jr.	6,953,499,448	152,031,212	41,818,945	1,522,769,613
Frank P. Bramble, Sr.	7,007,895,932	97,618,028	41,837,032	1,522,769,613
Pierre J.P. de Weck	7,044,461,495	60,979,047	41,908,675	1,522,769,613
Arnold W. Donald	6,429,422,815	675,835,310	42,063,159	1,522,799,613
Linda P. Hudson	7,020,337,851	87,602,595	39,407,507	1,522,769,613
Monica C. Lozano	7,009,660,452	96,901,059	40,783,454	1,522,769,613
Thomas J. May	6,849,741,880	245,745,271	51,864,097	1,522,769,613
Brian T. Moynihan	6,842,814,025	234,004,892	70,524,388	1,522,769,613
Lionel L. Nowell, III	7,049,561,148	55,210,705	42,577,669	1,522,769,613
Michael D. White	7,042,134,487	63,000,579	42,208,218	1,522,777,613
Thomas D. Woods	7,055,172,390	50,142,709	42,036,071	1,522,769,613
R. David Yost	7,046,317,777	59,089,092	41,944,415	1,522,769,613

2. Approving the Corporation’s Executive Compensation (an Advisory, Non-binding “Say on Pay” Resolution):

For	6,748,773,608
Against	311,621,707
Abstain	86,980,262
Broker Non-Votes	1,522,739,613

3. A Vote on the Frequency of Future Advisory “Say on Pay” Resolutions (an Advisory, Non-binding “Say on Frequency” Resolution):

Each Year	6,294,554,794
Every 2 Years	47,966,351
Every 3 Years	753,253,513
Abstain	51,531,043
Broker Non-Votes	1,522,769,613

4. Ratifying the Appointment of the Corporation’s Independent Registered Public Accounting Firm for 2017:

For	8,500,848,556
Against	121,051,558
Abstain	48,216,631

5. Stockholder Proposal - Clawback Amendment:

For	409,952,750
Against	6,667,665,545
Abstain	69,678,569
Broker Non-Votes	1,522,769,613

6. Stockholder Proposal - Divestiture & Division Study Sessions:

For	211,190,123
Against	6,835,952,543
Abstain	100,203,770
Broker Non-Votes	1,522,769,613

7. Stockholder Proposal - Independent Board Chairman:

For	2,338,428,105
Against	4,753,597,091
Abstain	55,275,426
Broker Non-Votes	1,522,769,613

8. Stockholder Proposal - Report Concerning Gender Pay Equity:

For	1,006,988,230
Against	5,803,509,425
Abstain	336,843,610
Broker Non-Votes	1,522,769,613

(d) In light of the vote on Proposal 3 and the Corporation’s Board of Directors’ recommendation that stockholders vote to hold future advisory votes on executive compensation each year, the Corporation will hold such vote each year until the next required vote on the frequency of stockholders votes on the compensation of executives.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary
Dated: April 26, 2017